UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (date of earliest event reported): February 18, 2015


                               CEL-SCI CORPORATION
                      ------------------------------------
             (Exact name of Registrant as specified in its charter)



     Colorado                        001-11889                84-0916344
--------------------          ------------------------   ----------------------
(State or other jurisdiction   (Commission File No.)       (IRS Employer
of incorporation)                                         Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
               -------------------------------------------------
          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code: (703) 506-9460



                                       N/A
                          ----------------------------
          (Former name or former address if changed since last report)

Item 5.03 Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year End.

      On February 18, 2015, CEL-SCI's directors adopted new bylaws (attached as
Exhibit 3(ii)). The new bylaws replaced the Company's old bylaws in their entirety.

      The Company adopted new bylaws since its old bylaws, which were adopted 31 years ago, were outdated.



Item 9.01   Exhibits

Exhibit
Number      Description of Document
------      -----------------------

  3(ii)     Bylaws

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 18, 2015                  CEL-SCI CORPORATION



                                    By: /s/ Patricia B. Prichep
                                       ---------------------------------
                                       Patricia B. Prichep
                                       Senior Vice President of Operations




                                       3